UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-00734
Van Kampen Harbor Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 6/30/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2009

MUTUAL FUNDS Van Kampen Harbor Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Harbor Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of June 30, 2009.

This material must be preceded or accompanied by a Class A, B, C and I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/09

	A Shares		B Shares		C Shares		I Shares
	since 11/15/56		since 12/20/91		since 10/26/93		since 3/23/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	8.63%	8.51%	6.11%	6.11%	4.79%	4.79%	0.69%

10-year	2.44	1.83	1.82	1.82	1.66	1.66	—

5-year	0.61	–0.57	–0.16	–0.43	–0.15	–0.15	—

1-year	–16.13	–20.93	–16.68	–20.76	–16.72	–17.53	–15.86

6-month	15.86	9.23	15.48	10.48	15.51	14.51	16.10

Gross Expense Ratio	1.05%		1.81%		1.81%		0.81%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and ten year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) taxexempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Merrill Lynch All Convertible Securities Index is an unmanaged, broad-based market index that is inclusive of all convertibles over $50 million in issue size. The Lipper Convertible Securities Funds Index represents the average performance of the 10 largest convertible securities mutual funds, as classified by Lipper, Inc. The Indices are unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended June 30, 2009

Market Conditions

The convertible market, along with equities, began to rebound during the six-month period ended June 30, 2009, after declining sharply in the second half of 2008 on the bursting of the housing bubble and Lehman Brothers’ bankruptcy.

In the first quarter of 2009, economic data exhibited continued deterioration. Manufacturing activity decelerated, home prices continued to decline and labor market conditions weakened, with national unemployment rising to 8.5 percent. Policy makers continued to respond aggressively by creating a number of emergency programs and enacting globally coordinated rate cuts. New convertibles issuance came to a halt, credit conditions weakened and demand from hedge funds was lethargic due to ongoing redemptions. Late in the first quarter, however, the primary market showed signs of life, with $2.6 billion in proceeds as issuers found the convertible market to be a cost effective place to raise capital.

During the second quarter, the market rallied as corporate, economic, and policy news turned more positive. Corporate earnings announcements provided improving news as many companies beat analysts’ low expectations. On the economic front, inflation remained subdued, and housing activity showed signs of improvement. Relief over banks’ stress test results and evidence that U.S. government programs aimed at further liquefying the system were taking effect added to the positive market sentiment. Convertible issuance rose to $12.8 billion during the quarter, with 45 deals being priced. New issuance continued to be marked by a lack of large, billion-plus dollar deals, with most deals under $250 million in size. Demand for these smaller issues was robust, however, and many deals were upsized.

In addition to the broader factors discussed above, a few important trends also contributed to healthy returns in the convertible market in the first half of the year. The narrowing of credit spreads led to strong rallies in high yield securities, and consequently sub-investment grade convertibles. Companies able to repurchase or refinance debt benefited the most in this environment.

Performance Analysis

All share classes of Van Kampen Harbor Fund underperformed the Merrill Lynch All Convertible Securities Index (the “Index”) and the Lipper Convertible Securities Funds Index for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended June 30, 2009

				Merrill Lynch	Lipper
				All Convertible	Convertible
				Securities	Securities
Class A	Class B	Class C	Class I	Index	Funds Index

15.86%	15.48%	15.51%	16.10%	21.01%	18.01%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Relative to the Index, several positions detracted from returns.

•	The Fund’s underweight in financials, while beneficial earlier in the year, was disadvantageous for the overall reporting period as the sector rebounded sharply in the latter half. As a whole, the sector was up 35 percent in the second quarter. A few Index holdings posted even sharper rallies as they recovered from historically low levels. We continue to be underweight but have added to financial companies that we believe have appropriate risk/return characteristics.

•	The overweight position in health care which significantly aided the portfolio in 2008 and early in the first quarter of this year detracted from performance for the six-month period. Concern surrounding health care reform and a slowdown in spending as companies await stimulus funding led to the weakness. The equity-sensitive nature of some of these holdings added to the negative impact.

Other positions were more advantageous.

•	Strong performance in the materials sector contributed to performance. As signs of a global economic rebound appeared, prices of commodities, including aluminum and copper, rose as demand increased and supply was low. Throughout the past six months, we increased the Fund’s position in the sector to an overweight versus the Index.

•	Consumer discretionary exposure also aided performance over the past six months. We increased exposure to the sector primarily through added holdings in auto parts. These securities enhanced returns as industry restructuring led to cost savings that helped boost their performance.

Market Outlook

With convertibles currently valued attractively, we believe their potential for upside from equity gains outweighs their potential for losses. We continue to uncover compelling valuations in the convertibles universe. We have been taking advantage of the new issue market and will continue to do so where we find pricing attractive.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 6/30/09 (Unaudited)

Molson Coors Brewing Co.	1.5%
Gilead Sciences, Inc.	1.4
Legg Mason, Inc.	1.3
LifePoint Hospitals, Inc.	1.3
ArcelorMittal	1.3
BorgWarner, Inc.	1.3
Great Plains Energy, Inc.	1.2
BlackRock, Inc.	1.2
Schering-Plough Corp.	1.2
Equinix, Inc.	1.2

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)

Semiconductors	5.6%
Health Care Equipment	4.5
Biotechnology	4.4
Pharmaceuticals	4.0
Steel	4.0
Computer Storage & Peripherals	3.6
Oil & Gas Exploration & Production	3.5
Aerospace & Defense	3.2
Internet Software & Services	3.0
Life Sciences Tools & Services	2.8
Health Care Facilities	2.6
Asset Management & Custody Banks	2.5
Electrical Components & Equipment	2.5
Application Software	2.3
Wireless Telecommunication Services	2.3
Environmental & Facilities Services	2.1
Auto Parts & Equipment	2.1
Oil & Gas Drilling	1.9
Oil & Gas Refining & Marketing	1.8
Regional Banks	1.7
Automotive Retail	1.5
Systems Software	1.5
Brewers	1.5
Oil & Gas Equipment & Services	1.4
Casinos & Gaming	1.4
Data Processing & Outsourced Services	1.3
Electric Utilities	1.2
Property & Casualty Insurance	1.2
Footwear	1.2
Automobile Manufacturers	1.1
Alternative Carriers	1.1
Diversified Metals & Mining	1.0
Advertising	0.9
Oil & Gas Storage & Transportation	0.9
Agricultural Products	0.9
Industrial Conglomerates	0.9
Aluminum	0.8
Commodity Chemicals	0.8
Housewares & Specialties	0.8
(continued on next page)

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)
(continued from previous page)

Broadcasting & Cable TV	0.8%
Gold	0.8
Multi-Sector Holdings	0.8
Industrial Machinery	0.7
Coal & Consumable Fuels	0.7
Health Care Technology	0.7
Technology Distributors	0.7
Construction & Engineering	0.7
Department Stores	0.6
Computer & Electronics Retail	0.6
Semiconductor Equipment	0.6
Electronic Equipment & Instruments	0.6
Office Services & Supplies	0.6
Homebuilding	0.6
Paper & Related Products	0.5
Managed Health Care	0.5
Apparel Retail	0.5
Internet Retail	0.5
Health Care Services	0.5
Movies & Entertainment	0.5
Packaged Foods & Meats	0.5
Other Diversified Financial Services	0.5
Diversified Banks	0.5
Leisure Products	0.4
Trading Companies & Distributors	0.4
Construction & Farm Machinery & Heavy Trucks	0.3

Total Long-Term Investments	96.9
Total Repurchase Agreements	3.3

Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/1/09	6/30/09	1/1/09-6/30/09

Class A
Actual	$1,000.00	$1,158.64	$6.37
Hypothetical	1,000.00	1,018.89	5.96
(5% annual return before expenses)

Class B
Actual	1,000.00	1,154.75	10.42
Hypothetical	1,000.00	1,015.12	9.74
(5% annual return before expenses)

Class C
Actual	1,000.00	1,155.12	10.42
Hypothetical	1,000.00	1,015.12	9.74
(5% annual return before expenses)

Class I
Actual	1,000.00	1,160.96	5.25
Hypothetical	1,000.00	1,019.93	4.91
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, 1.95%, 1.95% and 0.98% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Harbor Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Convertible Corporate Obligations 85.0%
	Advertising 0.9%
$2,580	Interpublic Group of Cos., Inc.	4.250%	03/15/23	$2,302,650

	Aerospace & Defense 3.2%
3,100	AAR Corp.	1.750	02/01/26	2,569,125
1,800	Alliant Techsystems, Inc.	2.750	02/15/24	1,937,250
2,640	Ceradyne, Inc.	2.875	12/15/35	2,204,400
1,257	L-3 Communications Corp.	3.000	08/01/35	1,214,576

				7,925,351

	Alternative Carriers 1.1%
3,300	Level 3 Communications, Inc.	5.250	12/15/11	2,706,000

	Aluminum 0.8%
1,175	Alcoa, Inc.	5.250	03/15/14	2,063,594

	Apparel Retail 0.5%
2,083	Charming Shoppes, Inc.	1.125	05/01/14	1,231,574

	Application Software 2.3%
2,335	Blackboard, Inc.	3.250	07/01/27	2,136,525
1,660	Informatica Corp.	3.000	03/15/26	1,740,925
1,980	Lawson Software, Inc.	2.500	04/15/12	1,695,375

				5,572,825

	Asset Management & Custody Banks 1.2%
1,700	BlackRock, Inc.	2.625	02/15/35	3,013,250

	Auto Parts & Equipment 1.3%
2,450	BorgWarner, Inc.	3.500	04/15/12	3,096,187

	Automobile Manufacturers 1.1%
3,300	Ford Motor Co.	4.250	12/15/36	2,805,000

	Automotive Retail 0.7%
1,830	United Auto Group, Inc.	3.500	04/01/26	1,745,362

	Biotechnology 4.4%
488	Alexion Pharmaceuticals, Inc.	1.375	02/01/12	1,282,220
2,760	Amgen, Inc.	0.125	02/01/11	2,635,800
1,725	Amgen, Inc.	0.375	02/01/13	1,565,437
1,619	BioMarin Pharmaceuticals, Inc.	1.875	04/23/17	1,469,243
2,100	Enzon Pharmaceuticals, Inc.	4.000	06/01/13	1,984,500
1,572	Isis Pharmaceuticals, Inc.	2.625	02/15/27	1,906,050

				10,843,250

	Brewers 1.5%
3,300	Molson Coors Brewing Co.	2.500	07/30/13	3,539,250

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Broadcasting & Cable TV 0.8%
$1,400	Central European Media Enterprises, Ltd. (Bermuda) (a)	3.500%	03/15/13	$904,750
2,500	Sinclair Broadcast Group, Inc.	6.000	09/15/12	1,050,000

				1,954,750

	Casinos & Gaming 1.4%
2,308	International Game Technology (a)	3.250	05/01/14	2,495,525
900	Scientific Games Corp. (b)	0.750/0.500	12/01/24	876,375

				3,371,900

	Coal & Consumable Fuels 0.7%
2,400	Peabody Energy Corp.	4.750	12/15/66	1,737,000

	Computer & Electronics Retail 0.6%
1,600	Best Buy Co., Inc.	2.250	01/15/22	1,540,000

	Computer Storage & Peripherals 3.6%
2,750	EMC Corp.	1.750	12/01/11	2,860,000
1,990	Maxtor Corp.	6.800	04/30/10	1,990,000
2,600	NetApp, Inc. (a)	1.750	06/01/13	2,297,750
2,480	SanDisk Corp.	1.000	05/15/13	1,568,600

				8,716,350

	Construction & Engineering 0.7%
1,350	Quanta Services, Inc.	3.750	04/30/26	1,593,000

	Construction & Farm Machinery & Heavy Trucks 0.3%
700	Terex Corp.	4.000	06/01/15	688,625

	Consumer Products 0.8%
1,750	Hertz Global Holdings, Inc.	5.250	06/01/14	2,021,250

	Data Processing & Outsourced Services 1.3%
1,815	Alliance Data Systems Corp. (a)	1.750	08/01/13	1,343,100
1,900	DST Systems, Inc., Ser A (b)	4.125/0.000	08/15/23	1,883,375

				3,226,475

	Department Stores 0.6%
2,345	Saks, Inc.	2.000	03/15/24	1,574,081

	Electrical Components & Equipment 2.5%
3,015	General Cable Corp.	1.000	10/15/12	2,381,850
1,730	Sunpower Corp.	0.750	08/01/27	1,582,950
1,000	Suntech Power Holdings Co., Ltd. (Cayman Islands)	3.000	03/15/13	757,500
1,360	Yingli Green Energy Holding Co., Ltd. (Cayman Islands)	*	12/15/12	1,317,500

				6,039,800

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Electronic Equipment & Instruments 0.6%
$1,350	Itron, Inc.	2.500%	08/01/26	$1,481,625

	Environmental & Facilities Services 2.1%
3,250	Covanta Holding Corp.	1.000	02/01/27	2,835,625
2,300	Waste Connections, Inc.	3.750	04/01/26	2,363,250

				5,198,875

	Footwear 1.2%
3,300	Iconix Brand Group, Inc. (a)	1.875	06/30/12	2,842,125

	Gold 0.8%
1,670	Newmont Mining Corp.	3.000	02/15/12	1,891,275

	Health Care Equipment 4.5%
2,070	American Medical Systems Holdings, Inc.	3.250	07/01/36	2,005,312
1,725	Beckman Coulter, Inc.	2.500	12/15/36	1,714,219
2,500	Medtronic, Inc.	1.500	04/15/11	2,431,250
1,035	NuVasive, Inc. (a)	2.250	03/15/13	1,164,375
1,340	SonoSite, Inc.	3.750	07/15/14	1,145,700
3,350	Wright Medical Group, Inc.	2.625	12/01/14	2,546,000

				11,006,856

	Health Care Facilities 2.6%
2,992	Health Management Associates, Inc. (a)	3.750	05/01/28	2,427,260
4,000	LifePoint Hospitals, Inc.	3.500	05/15/14	3,230,000
1,050	NovaMed, Inc.	1.000	06/15/12	778,312

				6,435,572

	Health Care Services 0.5%
1,725	Omnicare, Inc.	3.250	12/15/35	1,203,188

	Health Care Technology 0.7%
1,725	WebMD Health Corp.	1.750	06/15/23	1,722,844

	Homebuilding 0.6%
1,430	DR Horton, Inc.	2.000	05/15/14	1,372,800

	Housewares & Specialties 0.8%
1,400	Newell Rubbermaid, Inc.	5.500	03/15/14	1,981,000

	Industrial Conglomerates 0.9%
2,150	Textron, Inc.	4.500	05/01/13	2,166,125

	Industrial Machinery 0.7%
1,350	Ingersoll-Rand Co., Ltd. (Bermuda)	4.500	04/15/12	1,814,063

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Internet Retail 0.5%
$1,650	GSI Commerce, Inc.	2.500%	06/01/27	$1,221,000

	Internet Software & Services 3.0%
3,300	Equinix, Inc.	2.500	04/15/12	2,970,000
3,750	SAVVIS, Inc.	3.000	05/15/12	2,835,937
1,380	Symantec Corp.	0.750	06/15/11	1,397,250

				7,203,187

	Leisure Products 0.4%
1,000	Jakks Pacific, Inc.	4.625	06/15/23	971,250

	Life Sciences Tools & Services 2.8%
1,388	Illumina, Inc.	0.625	02/15/14	2,510,545
2,355	Millipore Corp. (a)	3.750	06/01/26	2,337,337
2,800	Nektar Therapeutics	3.250	09/28/12	2,072,000

				6,919,882

	Managed Health Care 0.5%
1,380	AMERIGROUP Corp.	2.000	05/15/12	1,238,550

	Movies & Entertainment 0.5%
1,400	Liberty Media LLC	3.125	03/30/23	1,195,250

	Multi-Sector Holdings 0.8%
1,700	Leucadia National Corp.	3.750	04/15/14	1,874,250

	Oil & Gas Drilling 1.9%
2,450	Nabors Industries, Inc.	0.940	05/15/11	2,290,750
2,600	Transocean, Inc., Ser C (Cayman Islands)	1.500	12/15/37	2,304,250

				4,595,000

	Oil & Gas Equipment & Services 1.4%
1,030	Cooper Cameron Corp.	2.500	06/15/26	1,175,487
650	Schlumberger Ltd., Ser B (Netherlands Antilles)	2.125	06/01/23	964,438
1,505	SESI LLC (b)	1.500/1.250	12/15/26	1,256,675

				3,396,600

	Oil & Gas Exploration & Production 3.5%
2,360	Carrizo Oil & Gas, Inc.	4.375	06/01/28	1,728,700
1,950	Core Laboratories, LP	0.250	10/31/11	2,018,250
3,400	GMX Resources, Inc.	5.000	02/01/13	2,533,000
2,700	St. Mary Land & Exploration Co.	3.500	04/01/27	2,281,500

				8,561,450

	Oil & Gas Refining & Marketing 1.8%
4,750	Chesapeake Energy Corp.	2.250	12/15/38	2,939,062
1,720	Western Refining, Inc.	5.750	06/15/14	1,543,700

				4,482,762

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Other Diversified Financial Services 0.5%
$1,340	NASDAQ Stock Market, Inc.	2.500%	08/15/13	$1,105,500

	Packaged Foods & Meats 0.5%
1,110	Tyson Foods, Inc.	3.250	10/15/13	1,125,263

	Paper & Related Products 0.5%
1,350	Rayonier TRS Holdings, Inc.	3.750	10/15/12	1,296,000

	Pharmaceuticals 2.8%
1,289	Allergan, Inc.	1.500	04/01/26	1,316,391
2,762	Gilead Sciences, Inc.	0.500	05/01/11	3,500,835
2,070	Watson Pharmaceuticals, Inc.	1.750	03/15/23	2,051,888

				6,869,114

	Property & Casualty Insurance 1.2%
2,800	Old Republic International Corp.	8.000	05/15/12	2,866,500

	Semiconductor Equipment 0.6%
1,050	Teradyne, Inc.	4.500	03/15/14	1,515,938

	Semiconductors 5.6%
2,800	Advanced Micro Devices, Inc.	5.750	08/15/12	1,750,000
1,400	Diodes, Inc.	2.250	10/01/26	1,221,500
2,300	Intel Corp.	2.950	12/15/35	1,943,500
3,250	Intel Corp. (a)	2.950	12/15/35	2,746,250
1,400	Micron Technology, Inc.	1.875	06/01/14	833,000
1,050	Micron Technology, Inc.	4.250	10/15/13	1,225,875
690	ON Semiconductor Corp., Ser B	*	04/15/24	662,400
2,600	ON Semiconductor Corp. (a)	2.625	12/15/26	2,333,500
1,200	Xilinx, Inc. (a)	3.125	03/15/37	885,000

				13,601,025

	Steel 4.0%
1,000	Allegheny Technologies, Inc.	4.250	06/01/14	1,105,000
2,450	ArcelorMittal (Luxembourg)	5.000	05/15/14	3,105,375
2,420	Steel Dynamics, Inc.	5.125	06/15/14	2,674,100
2,100	United States Steel Corp.	4.000	05/15/14	2,758,875

				9,643,350

	Systems Software 1.5%
2,070	Macrovision Corp.	2.625	08/15/11	2,002,725
1,209	Sybase, Inc.	1.750	02/22/25	1,556,588

				3,559,313

	Technology Distributors 0.7%
1,950	Anixter International, Inc.	1.000	02/15/13	1,616,062

	Trading Companies & Distributors 0.4%
1,012	WESCO International, Inc.	2.625	10/15/25	955,075

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wireless Telecommunication Services 1.3%
$2,980	NII Holdings, Inc.	2.750%	08/15/25	$2,801,200
345	SBA Communications Corp. (a)	1.875	05/01/13	285,919

				3,087,119

	Total Convertible Corporate Obligations 85.0%			207,323,312

Description	Shares	Value

Convertible Preferred Stocks 11.3%
Agricultural Products 0.9%
Archer-Daniels-Midland Co., 6.250%	60,400	$2,203,996

Asset Management & Custody Banks 1.3%
Legg Mason, Inc., 7.000%	128,700	3,243,240

Auto Parts & Equipment 0.8%
Autoliv, Inc., 8.000%	47,600	1,964,452

Commodity Chemicals 0.8%
Celanese Corp., 4.250%	63,000	1,996,312

Diversified Banks 0.5%
Wells Fargo & Co., Class A, 7.500%	1,375	1,079,334

Diversified Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc., 5.500%	2,080	2,340,520

Electric Utilities 1.2%
Great Plains Energy, Inc., 12.000%	52,500	3,018,750

Oil & Gas Storage & Transportation 0.9%
El Paso Corp., 4.990%	2,950	2,286,988

Pharmaceuticals 1.2%
Schering-Plough Corp., 6.000%	13,200	2,993,925

Regional Banks 1.7%
KeyCorp, Ser A, 7.750%	17,800	1,237,100
Regions Financial Corp., 10.000%	2,890	2,928,148

		4,165,248

Wireless Telecommunication Services 1.0%
Crown Castle International Corp., 6.250%	50,000	2,384,375

Total Convertible Preferred Stocks 11.3%		27,677,140

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Shares	Value

Common Stocks 0.6%
Office Services & Supplies 0.6%
Avery Dennison Corp.	56,097	$1,440,571

Total Long-Term Investments 96.9% (Cost $243,707,147)		236,441,023

Repurchase Agreements 3.3%
Banc of America Securities ($442,469 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $442,470)		442,469
JPMorgan Chase & Co. ($7,473,473 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $7,473,483)		7,473,473
State Street Bank & Trust Co. ($58 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $58)		58

Total Repurchase Agreements 3.3% (Cost $7,916,000)		7,916,000

Total Investments 100.2% (Cost $251,623,147)		244,357,023

Liabilities in Excess of Other Assets (0.2%)		(369,337)

Net Assets 100.0%		$243,987,686

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date.

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets
Convertible Corporate Obligations	$—	$207,323,312	$—	$207,323,312
Convertible Preferred Stocks
Agricultural Products	2,203,996	—	—	2,203,996
Asset Management & Custody Banks	—	3,243,240	—	3,243,240
Auto Parts & Equipment	—	1,964,452	—	1,964,452
Commodity Chemicals	—	1,996,312	—	1,996,312
Diversified Banks	—	1,079,334	—	1,079,334
Diversified Metals & Mining	—	2,340,520	—	2,340,520
Electric Utilities	—	3,018,750	—	3,018,750
Oil & Gas Storage & Transportation	—	2,286,988	—	2,286,988
Pharmaceuticals	—	2,993,925	—	2,993,925
Regional Banks	1,237,100	2,928,148	—	4,165,248
Wireless Telecommunication Services	—	2,384,375	—	2,384,375
Common Stocks
Office Services & Supplies	1,440,571	—	—	1,440,571
Short-Term Investments	—	7,916,000	—	7,916,000

Total Assets	$4,881,667	$239,475,356	$—	$244,357,023

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $251,623,147)	$244,357,023
Cash	189
Receivables:
Interest	1,281,959
Fund Shares Sold	839,806
Other	87,690

Total Assets	246,566,667

Liabilities:
Payables:
Investments Purchased	1,813,058
Fund Shares Repurchased	183,181
Investment Advisory Fee	109,683
Distributor and Affiliates	106,548
Trustees’ Deferred Compensation and Retirement Plans	191,117
Accrued Expenses	175,394

Total Liabilities	2,578,981

Net Assets	$243,987,686

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$286,780,530
Accumulated Undistributed Net Investment Income	(800,173)
Net Unrealized Depreciation	(7,266,124)
Accumulated Net Realized Loss	(34,726,547)

Net Assets	$243,987,686

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $218,651,627 and 17,324,731 shares of beneficial interest issued and outstanding)	$12.62
Maximum sales charge (5.75%* of offering price)	0.77

Maximum offering price to public	$13.39

Class B Shares:
Net asset value and offering price per share (Based on net assets of $8,095,745 and 643,253 shares of beneficial interest issued and outstanding)	$12.59

Class C Shares:
Net asset value and offering price per share (Based on net assets of $12,226,563 and 961,472 shares of beneficial interest issued and outstanding)	$12.72

Class I Shares:
Net asset value and offering price per share (Based on net assets of $5,013,751 and 397,794 shares of beneficial interest issued and outstanding)	$12.60

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Interest	$3,164,400
Dividends	769,911

Total Income	3,934,311

Expenses:
Investment Advisory Fee	576,478
Distribution (12b-1) and Service Fees
Class A	234,924
Class B	38,823
Class C	41,304
Transfer Agent Fees	220,410
Reports to Shareholders	41,896
Accounting and Administrative Expenses	41,371
Registration Fees	39,456
Professional Fees	23,570
Custody	21,019
Trustees’ Fees and Related Expenses	17,981
Other	9,035

Total Expenses	1,306,267
Less Credits Earned on Cash Balances	2,024

Net Expenses	1,304,243

Net Investment Income	$2,630,068

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(15,694,654)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(51,434,430)
End of the Period	(7,266,124)

Net Unrealized Appreciation During the Period	44,168,306

Net Realized and Unrealized Gain	$28,473,652

Net Increase in Net Assets From Operations	$31,103,720

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$2,630,068	$5,644,292
Net Realized Loss	(15,694,654)	(16,615,570)
Net Unrealized Appreciation/Depreciation During the Period	44,168,306	(75,377,697)

Change in Net Assets from Operations	31,103,720	(86,348,975)

Distributions from Net Investment Income:
Class A Shares	(2,469,754)	(6,910,650)
Class B Shares	(68,355)	(297,219)
Class C Shares	(78,951)	(151,799)
Class I Shares	(38,374)	(25,642)

Total Distributions	(2,655,434)	(7,385,310)

Net Change in Net Assets from Investment Activities	28,448,286	(93,734,285)

From Capital Transactions:
Proceeds from Shares Sold	39,554,470	20,812,727
Net Asset Value of Shares Issued Through Dividend Reinvestment	2,268,499	6,269,243
Cost of Shares Repurchased	(18,204,897)	(55,015,605)

Net Change in Net Assets from Capital Transactions	23,618,072	(27,933,635)

Total Increase/Decrease in Net Assets	52,066,358	(121,667,920)
Net Assets:
Beginning of the Period	191,921,328	313,589,248

End of the Period (Including accumulated undistributed net investment income of $(800,173) and $(774,807), respectively)	$243,987,686	$191,921,328

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class A Shares	2009	2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$11.03	$16.22	$15.58		$14.50		$14.93		$14.03

Net Investment Income	0.15 (a)	0.32 (a)	0.34	(a)	0.40	(a)	0.39	(a)	0.38
Net Realized and Unrealized Gain/Loss	1.59	(5.09)	0.81		1.19		(0.32)		0.96

Total from Investment Operations	1.74	(4.77)	1.15		1.59		0.07		1.34
Less Distributions from Net Investment Income	0.15	0.42	0.51		0.51		0.50		0.44

Net Asset Value, End of the Period	$12.62	$11.03	$16.22		$15.58		$14.50		$14.93

Total Return (b)	15.86% *	–29.90%	7.51%		11.15%		0.45%		9.73%
Net Assets at End of the Period (In millions)	$218.7	$177.7	$284.2		$300.2		$314.4		$367.2
Ratio of Expenses to Average Net Assets (c)	1.19%	1.05%	1.05%		1.05%		1.07%		1.04%
Ratio of Net Investment Income to Average Net Assets	2.57%	2.23%	2.12%		2.68%		2.69%		2.58%
Portfolio Turnover	68% *	92%	120%		87%		69%		74%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended December 31, 2007 and 2006.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class B Shares	2009	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$11.00	$16.18	$15.54		$14.46		$14.90	$14.00

Net Investment Income	0.11 (a)	0.21 (a)	0.22	(a)	0.29	(a)	0.27 (a)	0.29
Net Realized and Unrealized Gain/Loss	1.58	(5.08)	0.81		1.19		(0.32)	0.94

Total from Investment Operations	1.69	(4.87)	1.03		1.48		(0.05)	1.23
Less Distributions from Net Investment Income	0.10	0.31	0.39		0.40		0.39	0.33

Net Asset Value, End of the Period	$12.59	$11.00	$16.18		$15.54		$14.46	$14.90

Total Return (b)	15.48% *	–30.44%	6.73%		10.28%		–0.31%	8.93%
Net Assets at End of the Period (In millions)	$8.1	$7.8	$20.1		$25.1		$33.1	$47.4
Ratio of Expenses to Average Net Assets (c)	1.95%	1.81%	1.81%		1.82%		1.83%	1.80%
Ratio of Net Investment Income to Average Net Assets	1.81%	1.46%	1.36%		1.91%		1.91%	1.82%
Portfolio Turnover	68% *	92%	120%		87%		69%	74%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended December 31, 2007 and 2006.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class C Shares	2009	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$11.10	$16.33	$15.68		$14.59		$15.02	$14.12

Net Investment Income	0.10 (a)	0.21 (a)	0.22	(a)	0.29	(a)	0.28 (a)	0.28
Net Realized and Unrealized Gain/Loss	1.62	(5.13)	0.82		1.20		(0.32)	0.95

Total from Investment Operations	1.72	(4.92)	1.04		1.49		(0.04)	1.23
Less Distributions from Net Investment Income	0.10	0.31	0.39		0.40		0.39	0.33

Net Asset Value, End of the Period	$12.72	$11.10	$16.33		$15.68		$14.59	$15.02

Total Return (b)	15.51% *	–30.47%	6.72%		10.25%		–0.24%	8.85%
Net Assets at End of the Period (In millions)	$12.2	$5.7	$8.4		$9.2		$11.2	$14.5
Ratio of Expenses to Average Net Assets (c)	1.95%	1.81%	1.81%		1.82%		1.83%	1.80%
Ratio of Net Investment Income to Average Net Assets	1.73%	1.46%	1.36%		1.91%		1.92%	1.82%
Portfolio Turnover	68% *	92%	120%		87%		69%	74%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended December 31, 2007 and 2006.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				March 23, 2005
	Ended				(Commencement of
	June 30,	Year Ended December 31,			Operations) to
Class I Shares	2009	2008	2007	2006	December 31, 2005

Net Asset Value, Beginning of the Period	$11.03	$16.23	$15.58	$14.50	$14.17

Net Investment Income (a)	0.16	0.35	0.38	0.44	0.33
Net Realized and Unrealized Gain/Loss	1.57	(5.10)	0.82	1.18	0.40

Total from Investment Operations	1.73	(4.75)	1.20	1.62	0.73
Less Distributions from Net Investment Income	0.16	0.45	0.55	0.54	0.40

Net Asset Value, End of the Period	$12.60	$11.03	$16.23	$15.58	$14.50

Total Return (b)	16.10% *	–29.77%	7.83%	11.33%	5.21% *
Net Assets at End of the Period (In millions)	$5.0	$0.7	$0.9	$0.5	$0.1
Ratio of Expenses to Average Net Assets (c)	0.98%	0.81%	0.81%	0.81%	0.84%
Ratio of Net Investment Income to Average Net Assets	2.77%	2.46%	2.36%	2.93%	3.10%
Portfolio Turnover	68% *	92%	120%	87%	69%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended December 31, 2007 and 2006.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Harbor Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Harbor Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide current income, capital appreciation and conservation of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. The Fund commenced investment operations on November 15, 1956. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Unlisted convertible securities are valued at the mean of the last reported bid and asked prices. Fixed income investments and preferred stocks are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value

Van Kampen Harbor Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2009, the Fund had no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of

Van Kampen Harbor Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax provisions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $8,669,616 which will expire according to the following schedule:

Amount	Expiration Date

$2,111,386	December 31, 2010
6,558,230	December 31, 2016

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$252,073,862

Gross tax unrealized appreciation	$13,657,870
Gross tax unrealized depreciation	(21,374,709)

Net tax unrealized depreciation on investments	$(7,716,839)

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$7,385,310

As of December 31, 2008, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$259,595

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to book to tax amortization differences and the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended June 30, 2009, the Fund’s custody fee was reduced by $2,024 as a result of credits earned on cash balances.

Van Kampen Harbor Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $350 million	.55%
Next $350 million	.50%
Next $350 million	.45%
Over $1.05 billion	.40%

For the six months ended June 30, 2009, the Fund recognized expenses of approximately $4,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $17,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $93,800 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $87,700 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten year

Van Kampen Harbor Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended June 30, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $23,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $8,400. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended June 30, 2009 and the year ended December 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	June 30, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	2,243,757	$26,982,127	1,305,319	$17,428,190
Class B	152,990	1,802,519	111,609	1,497,877
Class C	545,070	6,489,725	139,289	1,699,881
Class I	343,795	4,280,099	15,628	186,779

Total Sales	3,285,612	$39,554,470	1,571,845	$20,812,727

Dividend Reinvestment:
Class A	178,836	$2,118,021	424,502	$5,826,415
Class B	5,549	65,079	20,095	279,194
Class C	5,580	67,160	10,060	138,303
Class I	1,514	18,239	1,854	25,331

Total Dividend Reinvestment	191,479	$2,268,499	456,511	$6,269,243

Repurchases:
Class A	(1,214,521)	$(14,213,159)	(3,128,562)	$(43,416,917)
Class B	(221,189)	(2,583,842)	(670,065)	(9,481,502)
Class C	(106,671)	(1,249,524)	(147,541)	(2,047,063)
Class I	(13,137)	(158,372)	(5,588)	(70,123)

Total Repurchases	(1,555,518)	$(18,204,897)	(3,951,756)	$(55,015,605)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $166,240,245 and $135,193,926, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of

Van Kampen Harbor Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $1,471,400 and $273,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Harbor Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Your Notes

Van Kampen Harbor Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Harbor Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Harbor Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Harbor Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Harbor Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

11, 111, 211, 611
HARSAN 08/09
IU09-03513P-Y06/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Harbor Fund

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	August 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	August 20, 2009

By:	/s/ Stuart N. Schuldt
Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	August 20, 2009